Exhibit 10.2

2026 LIMITED WAIVER AND AMENDMENT

This 2026 LIMITED WAIVER AND AMENDMENT (this “Agreement”) is entered into as of March 19, 2026, by and among TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (“RCS”) under number B153577 (“Holdings”), TRINSEO HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153582 (the “Lead Borrower”), TRINSEO MATERIALS FINANCE, INC., a Delaware corporation (the “Co-Borrower” and, together with the Lead Borrower, collectively, the “Borrowers” and each, a “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent and collateral agent (in such capacity, the “Agent”), and the Lenders party hereto.

RECITALS

A.            The Borrowers, Holdings, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of January 17, 2025 (as has been or may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to the Borrowers. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B.            The Borrowers, Holdings and the Lenders desire to amend the Credit Agreement in accordance with Section 10.01 of the Credit Agreement on the terms and subject to the conditions set forth herein.

C.            As of the date hereof, the Events of Default identified as “Potential Defaults” on Exhibit A hereto (collectively, the “Specified Defaults”) may occur prior to the expiration of the Waiver Period (as hereinafter defined).

D.            The Borrowers have requested that during the Waiver Period, the Agent and the Lenders (sometimes referred to herein individually as a “Lender Party” and collectively as the “Lender Parties”) agree to (i) temporarily waive their default-related rights and remedies against the Borrowers and the other Loan Parties solely with respect to the Specified Defaults and (ii) permit the Borrowers to continue or convert Revolving Credit Loans as Benchmark Rate Loans, notwithstanding the occurrence of any Specified Defaults.

E.            Subject to the terms and conditions set forth herein, the Lender Parties have agreed to (i) temporarily waive their default-related rights and remedies against the Borrowers and the other Loan Parties solely with respect to the Specified Defaults and (ii) permit the Borrowers to continue or convert Revolving Credit Loans as Benchmark Rate Loans, notwithstanding the occurrence of any Specified Defaults.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement. The Borrowers, Holdings and the Lender Parties agree that, effective as of the Waiver Effective Date:

(a)            The definition of “Unrestricted Subsidiary” is hereby amended and restated, in its entirety, as follows:

““Unrestricted Subsidiary” means (i) each Subsidiary of the Lead Borrower listed on Schedule 1.01D as of the Closing Date and (ii) any Subsidiary of an Unrestricted Subsidiary.”

SECTION 2.  Limited and Temporary Waiver; Covenants.

(a)            Effective as of the Waiver Effective Date (as hereinafter defined), the Agent and each Lender agrees that until the expiration or termination of the Waiver Period (as defined below), it (i) temporarily waives its right to exercise each and every default-related right and remedy under the Loan Documents, as modified hereby, and/or applicable Law, but solely with respect to any of the Specified Defaults, (ii) temporarily waives its right to terminate any commitment of the Lenders to make Loans or any obligation of the L/C Issuers to make L/C Credit Extensions under the Loan Documents, as modified hereby, but solely as a result of the Specified Defaults, (iii) temporarily waives any right to accelerate the Obligations or make any demand for payment under the Loan Documents, as modified hereby, but solely as a result of the Specified Defaults, (iv) temporarily waives its right under the Loan Documents to require that the Borrowers Cash Collateralize the L/C Obligations solely as a result of the Specified Defaults and (v) temporarily waives its right under the Loan Documents to prevent Revolving Credit Loans from being continued or converted as Benchmark Rate Loans, including under Section 2.02(c) of the Credit Agreement; provided, however,

(i)            each Loan Party shall comply with all limitations, restrictions or prohibitions that would be effective or applicable under the Loan Documents, as modified hereby, if any Default or Event of Default had occurred and was continuing;

(ii)           nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements containing subordination provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of the Specified Defaults) or amend or modify any provision thereof; and

(iii)          nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights or remedies with respect to any Default or Event of Default that is not a Specified Default.

(b)            As used herein, the term “Waiver Period” shall mean the period beginning on the Waiver Effective Date and ending on the earliest to occur of (the occurrence of clause (i), (ii) or (iii), a “Termination Event”): (i) the occurrence of any Event of Default under subsection 8.01(f) of the Credit Agreement (a “Bankruptcy Default”), (ii) the date on which the Agent or Required Lenders deliver to the Borrowers a notice terminating the Waiver Period, which notice may be delivered at any time upon or after the occurrence of any Waiver Default (as hereinafter defined), and (iii) April 30, 2026, which date may be extended by written agreement of the Required Lenders (email of counsel to the Required Lenders being sufficient). As used herein, the term “Waiver Default” shall mean (A) the occurrence of any Event of Default under Section 8.01 other than the Specified Defaults, (B) termination or expiration of any other forbearance or waiver granted by the lenders in respect of the Junior Existing Credit Agreement, the Super HoldCo Credit Agreement, or any other Indebtedness, in each case, with an outstanding principal amount in excess of the Threshold Amount, with respect to any Specified Default and (C) the repudiation and/or assertion of any defense by any Loan Party with respect to this Agreement or any Loan Document, as each has been modified hereby.

(c)            Upon the occurrence of a Termination Event, the agreement of the Lender Parties hereunder to temporarily waive their default related rights and remedies as a result of the Specified Defaults shall automatically and immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Borrowers and the other Loan Parties each waives. The Borrowers and the Lender Parties agree that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document, and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Defaults. Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) commence any legal or other action to collect on any or all of the Obligations from the Borrowers, any Loan Party and/or any Collateral, (ii) foreclose or otherwise realize on any or all of the Collateral and/or appropriate, setoff or apply to the payment of any or all of the Obligations, and (iii) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement any other Loan Document, and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(d)            The Borrowers and the other Loan Parties each acknowledges that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Waiver Period, (ii) the manner in which or whether the Specified Defaults may be resolved, or (iii) any additional forbearance, waiver, restructuring, or other accommodations.

(e)            The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that the Lender Parties may be entitled to take or bring in order to enforce their respective rights and remedies against the Borrowers or any other Loan Party is, to the fullest extent permitted by law, tolled and suspended during the Waiver Period.

(f)            The Borrowers and the other Loan Parties each acknowledges and agrees that any financial accommodation, if any, which any Lender Party makes on or after the Waiver Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 3 hereof and the other covenants, agreements, representations and warranties of the Borrowers and the other Loan Parties hereunder.

(g)            Each of the Loan Parties shall promptly furnish such readily available information regarding the Collateral and/or the financial affairs, legal matters, tax matters, finances, business, assets, operations or condition (financial or otherwise) of the Loan Parties and their Subsidiaries that is reasonably requested by or on behalf of the Lenders (including any such requests made by Paul Hastings, LLP, as their counsel, or PJT Partners, Inc., as their financial advisor, in each case, subject to Section 10.08 of the Credit Agreement); provided, that none of the Loan Parties will be required to disclose any document, information, materials, or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney client or similar privilege or constitutes attorney work-product.

SECTION 3.  General Release; Indemnity.

(a)               In consideration of, among other things, the Agent’s execution and delivery of this Agreement, the Borrowers and Holdings, each on behalf of itself and each Loan Party and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and its respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Waiver Effective Date, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or the transactions thereunder. In entering into this Agreement, the Borrowers and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 3 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents, and payment in full of the Obligations.

(b)               Each of the Borrowers and other Loan Parties, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrowers or any other Loan Party pursuant to Section 3(a) hereof. If the Borrowers, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrowers and other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 4.  Representations, Warranties and Covenants of the Borrowers and other Loan Parties.

To induce the Agent and the other Lender Parties to execute and deliver this Agreement, each of the Borrowers and other Loan Parties represents, warrants and covenants that, as of the date hereof:

(a)            Such Loan Party is duly authorized to execute and deliver this Agreement and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party;

(b)            Except with respect to the Specified Defaults, the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement, in each other Loan Document, and in Section 4 hereof shall be true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(c)            The execution and delivery of this Agreement by such Loan Party does not (i) contravene the terms of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under (x) any Contractual Obligation to which such Loan Party is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law; in the case of the foregoing clauses (ii) and (iii), except to the extent such conflict, breach, violation or contravention could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.  Credit Bidding.

The Administrative Agent or Collateral Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities) shall be authorized, in each case acting at the direction of the Required Lenders to credit bid all or a portion of the Obligations and purchase all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under sections 363, 1123, or 1129 thereof, or any similar laws in any other jurisdiction to which a Loan Party is subject, and (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent in accordance with applicable law. In connection with any such bid, (A) the Administrative Agent shall be permitted to form one or more acquisition vehicles to make a bid and adopt documents providing for the governance of such acquisition vehicle(s), (B) subject to the relative priorities set forth in Section 8.03 of the Credit Agreement and the requirements to apply proceeds in accordance with Section 8.03 of the Credit Agreement, each of the Secured Parties shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such acquisition vehicle on account of the assignment of the Obligations to be credit bid, without being required to take any further action in connection therewith, and (C) to the extent that the Obligations that are assigned to such acquisition vehicle are not used to acquire the applicable Collateral for any reason, such Obligations shall automatically be reassigned to the applicable Secured Parties pro rata, and the Equity Interests and/or debt instruments issued by such acquisition vehicle shall be automatically cancelled, without the need for the Administrative Agent, any other Secured Party, or such acquisition vehicle to take any further action. The Lenders shall not object to any sale (including any credit bid) or exercise of remedies in accordance with the Loan Documents so long as the proceeds are applied in accordance with Section 8.03. Each Lender, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guaranty, to have agreed to the foregoing provisions.

SECTION 6.  Ratification Of Liability.

The Borrowers and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations, guarantee obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, as modified hereby, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. The Borrowers and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement, (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender Party, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents.

SECTION 7.  Reference To And Effect Upon The Credit Agreement.

(a)            Except as expressly modified by this Agreement, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, and other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. The Borrowers and the other Loan Parties hereby confirm that, except as expressly modified by this Agreement, the Credit Agreement, and the other Loan Documents are in full force and effect and that neither the Borrowers nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)            Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.

(c)            From and after the Waiver Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)            Except as expressly provided in Section 2 hereof, no Lender Party has waived, is by this Agreement waiving, and has no intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default, that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

SECTION 8.  Loan Document; Costs And Expenses.

This Agreement is a Loan Document. The Borrowers acknowledge that the Lender Parties’ reasonable and documented or invoiced out-of-pocket expenses (including the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel) incurred in connection with this Agreement shall be paid by the Borrowers subject to and in accordance with Section 10.04 of the Credit Agreement.

SECTION 9.  Governing Law, etc.

This Agreement is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement, mutatis mutandis. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

SECTION 10.  Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement; provided that the failure to deliver such manually signed counterpart shall not affect the validity or effectiveness of this Agreement.

SECTION 11.  Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 12.  Further Assurances.

The Borrowers and each other Loan Party agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 13.  Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 14.  Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 15.  Effectiveness.

This Agreement shall become effective at the time (the “Waiver Effective Date”) that the following conditions precedent are satisfied:

(a)            The Agent shall have received duly executed signature pages for this Agreement signed by the Lenders, the Borrowers and Holdings; and

(b)            The Borrowers shall pay (or cause to be paid) to the Agent for the ratable account of each Specified Lender a consent fee equal to 1.00% of the aggregate principal amount of such the Specified Lender’s Revolving Credit Commitment on the Waiver Effective Date (the “Consent Fee”), which Consent Fee shall be paid in kind by automatically capitalizing and adding such Consent Fee to the outstanding principal balance of the Revolving Credit Loans, it being understood and agreed that for all purposes of the Credit Agreement and the other Loan Documents, such amounts (the “PIKed Amounts”) shall constitute part of the principal balance of the Revolving Credit Loans (including with respect to the accrual of interest thereon in accordance with the terms hereof) at all times from and after the Waiver Effective Date; provided, that the determination of the Revolving Credit Exposure of any Revolving Credit Lender shall exclude any PIKed Amounts.

SECTION 16.  Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of the Borrowers, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that neither the Borrowers nor any other Loan Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 3 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 3 hereof) are hereby expressly disclaimed.

SECTION 17.  Final Agreement.

This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Any Lender Party’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

Each Lender, by its execution hereof, hereby authorizes and directs the Administrative Agent to execute and deliver this Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, this 2026 Limited Waiver and Amendment has been executed by the parties hereto as of the date first written above.

TRINSEO HOLDING S.À R.L.,		TRINSEO MATERIALS FINANCE, INC.,
as Lead Borrower		as Co-Borrower

By:	/s/ David Stasse	By:	/s/ David Stasse

Name:	David Stasse	Name:	David Stasse
Title:	Manager	Title:	Executive Vice President and Chief Financial Officer

TRINSEO LUXCO S.À R.L.,

as Holdings

By:	/s/ David Stasse

Name:	David Stasse
Title:	Manager

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,

as Agent

By:	/s/ Philip Tancorra

Name:	Philip Tancorra
Title:	Director

By:	/s/ Suzan Onal

Name:	Suzan Onal
Title:	Director

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

APOLLO CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:	Apollo Centre Street Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P., as a Lender

By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P., as a Lender

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO CALLIOPE FUND, L.P., as a Lender

By:	Apollo Calliope Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

APOLLO EXCELSIOR CO-INVEST L.P., as a Lender

By:	Apollo Excelsior Advisors, L.P., its general partner
By:	Apollo Excelsior Ultimate GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO ACCORD+ II AGGREGATOR A, L.P., as a Lender

By:	Apollo Accord+ Management, L.P., its investment manager
By:	Apollo Accord+ Management GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

OAKTREE OPPORTUNITIES FUND XI HOLDINGS (DELAWARE), L.P.,
as a Lender

By:	Oaktree Fund GP, LLC Its: General Partner
By:	Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Ross Rosenfelt
Name:	Ross Rosenfelt
Title:	Authorized Signatory

By:	/s/ David Nicoll
Name:	David Nicoll
Title:	Authorized Signatory

OAKTREE OPPORTUNITIES FUND XII HOLDINGS (DELAWARE), L.P.,
as a Lender

By:	Oaktree Fund GP, LLC Its: General Partner
By:	Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Ross Rosenfelt
Name:	Ross Rosenfelt
Title:	Authorized Signatory

By:	/s/ David Nicoll
Name:	David Nicoll
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

AG CATALOOCHEE, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CREDIT SOLUTIONS MASTER FUND II A, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CREDIT SOLUTIONS MASTER FUND II B, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG POTOMAC FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

TPG AG CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

TPG AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

SECTION 18. TPG DYNAMIC CREDIT INCOME MASTER FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

Exhibit A (Potential Defaults)

Any Event of Default under the Credit Agreement or Loan Documents as a result of, or related to (i) the failure to make payments, beyond the applicable grace period, with respect to the Super HoldCo Second Lien Notes, Super HoldCo Credit Agreement and Junior Existing Credit Agreement (including any “Event of Default” arising under and as such term is defined in the Super HoldCo Second Lien Notes Indenture, Super HoldCo Credit Agreement or Junior Existing Credit Agreement, as applicable, as a result thereof); (ii) the failure to provide notice of the foregoing under the Credit Agreement, the Super HoldCo Second Lien Notes Indenture, the Super HoldCo Credit Agreement and/or Junior Existing Credit Agreement (including any “Event of Default” arising under and as such term is defined in the Super HoldCo Second Lien Notes Indenture, Super HoldCo Credit Agreement or Junior Existing Credit Agreement, as applicable, as a result thereof); (iii) any “Default”, “Event of Default”, “Potential Amortization Event” or “Amortization Event” under any other Indebtedness as a result of any of the foregoing (including as a result of the failure to provide notice thereof pursuant to the terms thereof); and (iv) any failure to give notice with respect to any of the foregoing.